RELEASE AND SETTLEMENT AGREEMENT

This Release and Settlement Agreement (the “Agreement”) is made and entered into by and between Rocky Mountain High Brands, Inc., f/k/a Totally Hemp Crazy, Inc., f/k/a Republic of Texas, Inc., (sometimes referred to as “RMHB”) and Donna Rayburn (sometimes referred to as “Rayburn”) (all sometimes collectively referred to as “the Parties”) according to the following terms.

A.        On or about February 2, 2015, RMHB, acting in its then-current corporate name Totally Hemp Crazy, Inc. (“THCZ”), and Rayburn entered into a written agreement, entitled Totally Hemp Crazy, Inc. Convertible Promissory Note (“Rayburn Note”). The Rayburn Note was in the original principal amount of $165,000.00. As additional consideration for the providing of funds under the Rayburn Note, RMHB was required to issue to Rayburn a Common Stock Purchase Warrant (the “Rayburn Warrant”) for 10 million shares of common stock of the RMHB. The Rayburn Warrant was signed and delivered to Rayburn. RMHB paid to Rayburn, on August 29, 2015, the sum of $197,773.95. Rayburn claims additional sums due under the Rayburn Note and has demanded exercise of the Rayburn Warrant. Rayburn filed a UCC against RMHB. RMHB claims that the above demands constitute usury.

B.       The Parties desire to compromise and settle all controversies, claims and causes of action, of whatever kind or character, existing between them, or that could exist between them arising out of, relating to or in connection with any and/or all events occurring prior to the execution of this Agreement.

C.       The Parties understand and agree that this is a compromise of claims, and that nothing contained herein shall be construed as an admission of liability by any party, all such liability being expressly denied.

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NOW, THEREFORE, in consideration of the mutual promises and covenants specified herein, including the recitals set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed by all of the Parties, the undersigned agree as follows:

1.       This Agreement shall be effective upon execution and delivery of the Rayburn Warrant and release of UCC lien as to RMHB. Immediately upon signing this Agreement, Rayburn shall tender the Rayburn Warrant to RMHB and shall immediately file a release of UCC lien in all jurisdictions where she has filed same.

2.       Releases. The Parties, individually and collectively, as well as their respective predecessors and successors, agents, attorneys, employees, representatives, heirs and assigns, hereby forever fully release, discharge and acquit the other Parties, and each of them, individually and collectively, as well as their respective predecessors and successors, agents, officers, directors, attorneys, employees, representatives, heirs and assigns, from any and all costs, losses, liabilities, damages, injuries, expenses, claims, demands, actions, causes of action, UCC and other security agreements, contracts and/or agreements, known or unknown, fixed or contingent, liquidated or unliquidated, that any one or more of the Parties has, or may in the future have, against any or all of the Parties as a result of or arising out of or pertaining to any subject matters arising from the Rayburn Note, the Rayburn Warrant, as well as all other events at any time through the date of this Agreement; provided, however, this release is not intended to and does not apply to any claim to enforce the terms of this Agreement or of any of the obligations contained herein. This release becomes effective only upon the effectiveness of this Agreement.

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WARRANTIES, REPRESENTATIONS AND COVENANTS

The Parties make the following covenants, warranties and representations, each of which shall survive the Closing and the transactions described herein:

3.       No Admission of Liability. This Agreement is entered into for settlement purposes to avoid inconvenience, litigation and expense, and, except as otherwise provided or created herein, it is further agreed that no party hereto admits to the existence or validity of any debts, duties, obligations, claims, defenses, demands, actions, causes of action, suits, damages, injuries, liabilities, penalties, losses, costs or expenses (including attorneys’ fees, expert fees and court costs).

4. Voluntariness. The Parties have read this Agreement, understand its contents, and have voluntarily executed this Agreement as his or her or its own free act. Each Party has been given adequate time to consider this Agreement. The terms of this Agreement are not only understandable, but they are fully understood by him or her or it.

5. No Prior Assignments. Each of the Parties owns and has not sold, assigned, granted or otherwise transferred to any other individual or entity any right, privileges or cause of action, or any part thereof, arising out of or otherwise connected with the subject matter or terms of this Agreement.

6.       Consideration. The only consideration for signing this Agreement are the terms stated herein. No other promises or agreements of any kind have been made to or with the Parties by any person or entity whomsoever to cause him or her or it to execute this Agreement.

7.       Consultation with Attorneys. Each Party has consulted with his or her or its attorneys prior to executing this Agreement, or has had the opportunity to do so, his or her or its

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attorneys have explained the terms and conditions of this Agreement, they have fully answered all of his or her or its questions concerning same and have apprised him or her or it of the legal impact of this Agreement, and he or she or it fully understands this Agreement and the final and binding effect.

8. Authority. Each Party to this Agreement has the capacity, power, and authority to enter into this Agreement and to execute and deliver any and all documents required to be executed and delivered by that Party pursuant to this Agreement and agrees and acknowledges that this Agreement has been approved by all necessary corporate or other action. Each Party to this Agreement further warrants and represents to the other Parties that this Agreement and all of its terms and conditions are valid, binding, and enforceable upon such party.

MISCELLANEOUS

9.       Place of Performance. This Settlement Agreement is made and performable in Seminole County, Florida.

10.       Entire Agreement. This Agreement contains the full and complete agreement of the Parties hereto, and all prior negotiations and agreements pertaining to the subject matter hereof are merged into this Agreement.. EACH PARTY HERETO EXPRESSLY WAIVES ANY FRAUDULENT INDUCEMENT CLAIMS RELATED TO THIS AGREEMENT.

11.       Binding Effect and Beneficiaries. This Agreement and any documents attendant to same shall inure to the benefit and shall be binding on the Parties hereto and their affiliates, principals, heirs, executors, legatees, administrators, trustees, ancillary trustees, personal representatives, successors and assigns.

12.       Amendments. This Agreement embodies, merges, and integrates all prior and

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current agreements and understandings of the Parties with regard to the matters addressed herein and may not be clarified, modified, exchanged, or amended except in a writing signed by each of the Parties affected by such clarification, modification, exchange or amendment.

16.       Multiple Counterparts. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one agreement. A facsimile or photocopy of this Agreement and/or the signature of a Party shall be deemed to constitute an original.

17. Law Governing and Forum Selection. The validity, construction, enforcement and effect of this Agreement shall be governed by the laws of the State of Florida without giving effect to the conflicts of laws provision thereof, and each of the obligations of the parties hereto are performable in Seminole County, Florida. Seminole County, Florida shall be the exclusive venue, with sole and exclusive jurisdiction, for any litigation relating to this Agreement, and all parties hereto consent to the exercise of personal jurisdiction by a state or federal court in Seminole County for such purpose.

18.       Headings. The headings used herein are inserted for convenience only and shall not constitute a part hereto.

19. Gender. Whenever the context so requires, all words herein in any gender shall be deemed to include the male, female or neutral gender, all singular words shall include the plural, and all plural words shall include the singular.

20. Attorneys’ Fees. In the event any litigation is instituted relating to any dispute over the interpretation, validity, construction, enforcement and/or effect of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees incurred in connection with such dispute.

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ROCKY MOUNTAIN HIGH BRANDS, INC.

 By: /s/ Michael Welch

President and CEO

Date:: October 5 2017

STATE OF TEXAS

COUNTY OF DALLAS

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Michael Welch, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

2017.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _ day of

Notary Public, in and for the State of Texas

My Commission Expires:

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 By: /s/ Donna Rayburn

Donna Rayburn

Date: October 5, 2017

 STATE OF FLORIDA___

COUNTY OF ________

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Donna Rayburn, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

2017.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _ day of

Notary Public, in and for the State of _Florida____

My Commission Expires:

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